SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 28, 2002
Date of Report (Date of earliest event reported)

SPEIZMAN INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)

0-8544	56-090212
(Commission File No.)	(I.R.S. Employer Identification Number)

701 Griffith Road Charlotte, NC 28217	28217
(Address of Principal Executive Offices)	(Zip Code)

(704) 559-5777
(Registrant’s Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

              On May 28, 2002, Speizman Industries, Inc. issued a press release announcing the resignation of its chief financial officer.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (c)  Exhibits.  The following exhibit is filed with this report.

Exhibit Number	Description

99.1	Press Release, dated May 28, 2002, of Speizman Industries, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEIZMAN INDUSTRIES, INC. By: /s/ John C. Angelella John C. Angelella Chief Financial Officer

Date:  May 30, 2002

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